UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 16, 2005

TETRA TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19655	95-4148514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3475 East Foothill Boulevard, Pasadena, California 91107
(Address of principal executive office and zip code)

(626) 351-4664
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Mr. Albert E. Smith has been elected to the Board of Directors of Tetra Tech, Inc. (the “Registrant”), effective May 16, 2005, to serve until the next Annual Meeting of Stockholders or until his successor has been duly chosen and qualified.  Mr. Smith filled a vacancy on the Board, and the Board now consists of seven members, including Mr. Smith.  Further, Mr. Smith was appointed to serve on the Audit Committee of the Board.

Item 9.01.                                        Financial Statements and Exhibits.

(c)                                  Exhibits

99.1                           Press Release, dated May 17, 2005, regarding the election of Mr. Smith to the Registrant’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA TECH, INC.

Date:	May 17, 2005	By:	/s/ DAVID W. KING
David W. King
Executive Vice President and
Chief Financial Officer